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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2012

SRS LABS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-21123 (Commission File Number)	33-0714264 (I.R.S. Employer Identification No.)
2909 Daimler Street Santa Ana, California (Address of Principal Executive Offices)		92075 (Zip Code)

(949) 442-1070
(Registrant's telephone number, including area code)

(Former name, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒
Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-l2 under the Exchange Act (17 CFR 240.l4a-12)

☐
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

The Merger Agreement

        On April 16, 2012, DTS, Inc., a Delaware corporation ("DTS"), DTS Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of DTS ("Merger Sub"), DTS LLC, a single member Delaware limited liability company and wholly owned subsidiary of DTS ("Merger LLC"), and SRS Labs, Inc., a Delaware corporation ("SRS", "we" or "our"), entered into an Agreement and Plan of Merger and Reorganization (the "Merger Agreement"). Pursuant to the terms and subject to the conditions set forth in the Merger Agreement, DTS has agreed to acquire SRS through a merger of Merger Sub with and into SRS (the "Merger"), with SRS to be the surviving corporation in the Merger (the "Surviving Corporation"), which will be followed, immediately after the effective time of the Merger (the "Effective Time"), by a merger of the Surviving Corporation with and into Merger LLC (the "Upstream Merger", and together with the Merger, the "Transaction"), with Merger LLC to be the surviving entity in the Upstream Merger.

        At the Effective Time, by virtue of the Merger and without any action on the part of DTS, SRS, Merger Sub or the holders of any capital stock of DTS, SRS or Merger Sub, each share of SRS common stock (other than dissenting shares) will be automatically converted into the right to receive consideration in the form of $9.50 in cash (the "Per Share Cash Consideration") or .31127 shares of DTS common stock (the "Per Share Stock Consideration"). SRS stockholders may elect to receive, in exchange for shares of SRS common stock held by such stockholder, the Per Share Cash Consideration or the Per Share Stock Consideration, or a combination thereof; provided that the total consideration to be issued to all stockholders of SRS will be comprised of a maximum of 50% cash and 50% shares of DTS common stock. The Merger Agreement provides that, notwithstanding the election by an SRS stockholder to receive all cash or all stock or a combination thereof, an SRS stockholder may receive a combination of the Per Share Cash Consideration and the Per Share Stock Consideration that is different from what he or she may have elected, depending on the elections made by other SRS stockholders, in order to ensure that 50% of the outstanding shares of SRS common stock immediately prior to the Effective Time are converted into the right to receive the Per Share Cash Consideration and 50% of such shares are converted into the right to receive the Per Share Stock Consideration. No fractional shares of DTS common stock will be issued in the Merger.

        As of immediately prior to and conditioned upon the occurrence of the Effective Time, unvested options to purchase SRS common stock will become fully vested and exercisable and, as of the Effective Time, will be canceled. Holders of all unexercised SRS stock options outstanding immediately prior to the Effective Time will be entitled to receive, as of the Effective Time, a cash payment in an amount equal to the product of (i) the number of shares of SRS common stock subject to the option and (ii) the excess, if any, of (A) the Per Share Cash Consideration over (B) the exercise price per share subject to the option, less any applicable taxes. Immediately prior to and conditioned upon the occurrence of the Effective Time, each SRS restricted stock unit that is outstanding will become fully vested and, as of the Effective Time, will be canceled. The holders of such SRS restricted stock units outstanding immediately prior to the Effective Time will be entitled to receive the Per Share Cash Consideration, less any applicable taxes.

        The Merger Agreement provides that, immediately following the Effective Time, and subject to the fiduciary duties of the board of directors of DTS, DTS will elect Mr. Thomas C.K. Yuen, SRS's Chairman, Chief Executive Officer and President, as a member of the board of directors of DTS.

        The completion of the Merger is subject to various customary conditions, including, among others (i) obtaining the approval of SRS's stockholders, (ii) obtaining clearance under the Hart-Scott-Rodino Antitrust Improvements Act, (iii) subject to certain materiality exceptions, the accuracy of the representations and warranties made by DTS and SRS, respectively, and compliance by DTS and SRS with their respective obligations under the Merger Agreement and (iv) declaration of the effectiveness by the Securities and Exchange Commission (the "SEC") of the Registration Statement on Form S-4 to

be filed by DTS. The Transaction is intended to be treated for federal income tax purposes as a "reorganization" within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended.

        The Merger Agreement contains (i) customary representations and warranties of SRS and DTS and (ii) covenants of both SRS and DTS to conduct their respective businesses in the ordinary course and to, among other things, cooperate on seeking regulatory approvals. SRS has also agreed not to (i) solicit proposals relating to alternative business combination transactions or (ii) subject to certain exceptions, enter into discussions, or enter into any agreement, concerning, or provide non-public information in connection with, any proposals for alternative business combination transactions.

        The Merger Agreement provides that that board of directors of SRS will make a recommendation to the SRS stockholders to adopt the Agreement and approve the Merger. However, the Merger Agreement allows the board of directors of SRS to change its recommendation, subject to certain conditions, (i) if, in connection with the receipt of a Superior Proposal (as defined in the Merger Agreement), it determines in good faith that failure to change its recommendation would be inconsistent with its fiduciary duties or (ii) if, in connection with an event occurring after the date of the Merger Agreement that was not reasonably foreseeable at the time of the Merger Agreement, it determines in good faith that the exercise of its fiduciary duties would so require the change in its recommendation.

        The Merger Agreement contains certain termination rights for each of DTS and SRS, including SRS's right to terminate the Merger Agreement under certain circumstances to enter into a Superior Proposal. In addition, the Merger Agreement provides that, in connection with the termination of the Merger Agreement under specified circumstances, SRS may be required to pay DTS a termination fee of $7,495,000.

        The foregoing description of the Merger Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated herein by reference.

        The Merger Agreement has been provided pursuant to applicable rules and regulations of the SEC in order to provide investors and stockholders with information regarding its terms. However, it is not intended to provide any other factual information about SRS, DTS, their respective subsidiaries and affiliates or any other party. In particular, the representations, warranties and covenants contained in the Merger Agreement have been made only for the purpose of the Merger Agreement and, as such, are intended solely for the benefit of the parties to the Merger Agreement. In many cases, the representations, warranties and covenants are subject to limitations agreed upon by the parties and are qualified by certain disclosures exchanged by the parties in connection with the execution of the Merger Agreement. Furthermore, many of the representations and warranties in the Merger Agreement are the result of a negotiated allocation of contractual risk among the parties and, taken in isolation, do not necessarily reflect facts about SRS, DTS their respective subsidiaries and affiliates or any other party. Likewise, any reference to materiality contained in the representations and warranties may not correspond to concepts of materiality applicable to investors or stockholders. Finally, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement and these changes may not be fully reflected in public disclosures by SRS and DTS.

AS A RESULT OF THE FOREGOING, INVESTORS AND STOCKHOLDERS ARE ENCOURAGED NOT TO RELY ON THE REPRESENTATIONS, WARRANTIES AND COVENANTS CONTAINED IN THE MERGER AGREEMENT, OR ON ANY DESCRIPTIONS THEREOF, AS ACCURATE CHARACTERIZATIONS OF THE STATE OF FACTS OR CONDITION OF SRS OR ANY OTHER PARTY. INVESTORS AND STOCKHOLDERS ARE LIKEWISE CAUTIONED THAT THEY ARE NOT THIRD-PARTY BENEFICIARIES UNDER

THE MERGER AGREEMENT AND DO NOT HAVE ANY DIRECT RIGHTS OR REMEDIES PURSUANT TO THE MERGER AGREEMENT.

The Voting Agreement

        Concurrent with the execution and delivery of the Merger Agreement, Mr. Thomas C.K. Yuen, and certain family members and affiliates of Mr. Yuen (collectively, the "Yuen Stockholders"), entered into a Voting Agreement with DTS (the "Voting Agreement"). Shares of SRS common stock beneficially owned by the Yuen Stockholders subject to the Voting Agreement (the "Voting Agreement Shares") constituted approximately 20% of the total issued and outstanding shares of SRS common stock as of April 12, 2012. Pursuant to the Voting Agreement, the Yuen Stockholders have agreed to vote, or cause to be voted, the Voting Agreement Shares in favor of adoption of the Merger Agreement. Further, the Yuen Stockholders have agreed to vote against (i) the approval of any proposal made in opposition to, or in competition with, the consummation of the Merger or any other transaction contemplated by the Merger Agreement, (ii) any alternative business combination transactions, (iii) any action that would reasonably be expected to impede, interfere with, delay, or adversely affect the timely consummation of the Merger, (iv) any change in the manner of the voting rights of any class of shares of SRS and (v) any other action involving SRS which would result in a breach of any covenant, representation or warranty or any other obligation or agreement of SRS contained in the Merger Agreement or of the Yuen Stockholders contained in the Voting Agreement.

        In the Voting Agreement the Yuen Stockholders have agreed not to, among other things, assign, sell, transfer, tender, exchange, pledge, hypothecate, or otherwise dispose of, or grant or create a lien, security interest, or encumbrance in, or gift, grant, or place in trust, any Voting Agreement Shares, or grant any proxies or enter into any other voting agreements with respect to the Voting Agreement Shares. The Yuen Stockholders have also agreed not to solicit any alternative business combination transaction proposal, or engage in discussions with any person or enter into any agreement with respect to, any alternative business combination transactions. The Voting Agreement will terminate as of the earlier of (i) the termination of the Merger Agreement or (ii) the Effective Time.

        The foregoing description of the Voting Agreement and the transactions contemplated thereby is not complete and is subject to, and qualified in its entirety by, the full text of the Voting Agreement, a copy of which is attached hereto as Exhibit 2.2 and the terms of which are incorporated herein by reference.

Forward Looking Statements

        This Current Report on Form 8-K, and the documents incorporated herein by reference, contain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which SRS operates and beliefs of and assumptions made by SRS, involve uncertainties that could significantly affect the financial results of SRS or the combined company. Words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates," variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed transaction involving SRS and DTS, including future financial and operating results, the combined company's plans, objectives, expectations and intentions. All statements that address the proposed transaction, operating performance, events or developments that we expect or anticipate will occur in the future—including the expected timetable for and conditions to completing the proposed transaction—are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation:

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  the ability of the parties to satisfy conditions to the closing of the transaction, including obtaining required regulatory approvals and the approval of our stockholders;

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  the risks inherent in acquisitions of technologies and businesses, including the timing and successful completion of technology and product development, integration issues, costs and unanticipated expenditures and accounting charges, changing relationships with customers and strategic partners, potential contractual, intellectual property or employment issues;

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  unexpected variations in market growth and demand for the combined company's technologies;

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  the possibility that SRS may be adversely affected by economic, business and/or competitive factors before or after closing of the transaction; and

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  any adverse effect to DTS's business or the business being acquired from SRS due to uncertainty relating to the transaction.

        This list of important factors is not intended to be exhaustive. Additional risks and factors are discussed in the Annual Report on Form 10-K of SRS for the year ended December 31, 2011, which was filed with the SEC on March 15, 2012, under the heading "Item 1A—Risk Factors," and in the Annual Report on Form 10-K of DTS for the year ended December 31, 2011, which was filed with the SEC on March 2, 2012, under the heading "Item 1A—Risk Factors" and in subsequent reports on Forms 10-Q and 8-K and other filings made with the SEC by each of SRS and DTS. SRS does not assume any obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Additional Information and Where to Find It

        This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

        In connection with the proposed merger transaction, SRS and DTS will file a registration statement and proxy statement/prospectus with the SEC. DTS will file a registration statement on Form S-4 that includes a proxy statement of SRS and which also constitutes a prospectus of the DTS. SRS will mail the proxy statement/prospectus to its stockholders. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED MERGER TRANSACTION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

        Investors and security holders may obtain a free copy of the proxy statement/prospectus (when available) and other documents filed by SRS and DTS with the SEC at the SEC's web site at www.sec.gov or by directing a request when such a filing is made to SRS Labs, Inc., 2909 Daimler Street, Santa Ana, CA 92705, Attention: Investor Relations or by directing a request when such a filing is made to DTS, Inc., 5220 Las Virgenes Road, Calabasas, CA 91302, Attention: Stockholder Relations.

Participants in the Solicitation

        SRS, DTS, their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies in connection with the proposed merger transaction. Information about the directors and executive officers of SRS is set forth in SRS's definitive proxy statement, which was filed with the SEC on April 25, 2011. Information about the directors and executive officers of DTS is set forth in its definitive proxy statement, which was filed with the SEC on April 10, 2012. Certain directors and executive officers of SRS may have direct or indirect interests in the proposed merger transaction due to securities holdings, preexisting or future indemnification arrangements, vesting of options or rights to severance payments if their employment is terminated following the proposed merger transaction. Investors and security holders may obtain additional information regarding the interests of such participants by reading the proxy statement/prospectus SRS and DTS will file with the SEC when it becomes available.

Item 8.01    Other Events

        On April 17, 2012, DTS and SRS issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached as Exhibit 99.1 and incorporated herein by reference.

        On April 17, 2012, SRS distributed a letter from Thomas C. K. Yuen, its Chairman and CEO, to SRS employees. A copy of the letter to employees is attached hereto as Exhibit 99.2. Additionally, on April 17, 2012, SRS distributed a letter from Mr. Yuen to SRS customers. A copy of the letter to customers is attached hereto as Exhibit 99.3. Finally, on April 17, 2012, SRS distributed a guide of frequently asked questions ("FAQ") about the Transaction to employees. A copy of the FAQ is attached hereto as Exhibit 99.4. Each of the letter to employees, letter to customers, and FAQ is incorporated by reference herein.

        On April 17, 2012, Mr. Yuen joined Jon Kirchner, Chairman and Chief Executive Officer of DTS and Mel Flanagan, Chief Financial Officer of DTS on conference call for investors and analysts to discuss the planned Merger. A transcript of the conference call is attached hereto as Exhibit 99.5, and is incorporated by reference herein. A script of the conference call is attached hereto as Exhibit 99.6, and is incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d)   Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, by and among DTS, Inc., DTS Merger Sub, Inc., DTS LLC and SRS Labs, Inc., dated as of April 16, 2012.*
2.2	Voting Agreement, dated April 16, 2012, by and among DTS, Inc., Thomas C.K Yuen, Misako Yuen, The Thomas and Misako Yuen Family Foundation and the Thomas Yuen Family Trust.
99.1	Press release, dated April 17, 2012.
99.2	Letter of Thomas C. K. Yuen to SRS Labs, Inc. employees, dated April 17, 2012.
99.3	Letter of Thomas C. K. Yuen to SRS Labs, Inc. customers, dated April 17, 2012.

Exhibit No.	Description
99.4	FAQ for Employees of SRS Labs, Inc.
99.5	Transcript of Conference Call with investors and analysts of DTS, Inc. and SRS Labs, Inc., dated April 17, 2012.
99.6	Script for conference call with investors and analysts of DTS, Inc. and SRS Labs, Inc., dated April 17, 2012.
99.7	Slides for conference call with investors and analysts of DTS, Inc. and SRS Labs, Inc., dated April 17, 2012.

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. SRS agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRS LABS, INC.
By:	/s/ THOMAS C.K. YUEN
	Name:	Thomas C. K. Yuen
	Title:	Chairman and CEO

Date: April 17, 2012

 EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger and Reorganization, by and among DTS, Inc., DTS Merger Sub, Inc., DTS LLC and SRS Labs, Inc., dated as of April 16, 2012.*
2.2	Voting Agreement, dated April 16, 2012, by and among DTS, Inc., Thomas C.K Yuen, Misako Yuen, The Thomas and Misako Yuen Family Foundation and the Thomas Yuen Family Trust.
99.1	Press release, dated April 17, 2012.
99.2	Letter of Thomas C. K. Yuen to SRS Labs, Inc. employees, dated April 17, 2012.
99.3	Letter of Thomas C. K. Yuen to SRS Labs, Inc. customers, dated April 17, 2012.
99.4	FAQ for Employees of SRS Labs, Inc.
99.5	Transcript of Conference Call with investors and analysts of DTS, Inc. and SRS Labs, Inc., dated April 17, 2012.
99.6	Script for conference call with investors and analysts of DTS, Inc. and SRS Labs, Inc., dated April 17, 2012.
99.7	Slides for conference call with investors and analysts of DTS, Inc. and SRS Labs, Inc., dated April 17, 2012.

*
Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. SRS agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

QuickLinks

  Item 1.01. Entry into a Material Definitive Agreement.
  Item 8.01 Other Events
  Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX